UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-6474

Dreyfus Growth and Income Fund, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	10/31
Date of reporting period:	4/30/2009

FORM N-CSR

Item 1.	Reports to Stockholders.

# Dreyfus Growth and Income Fund, Inc.

**SEMIANNUAL REPORT** April 30, 2009

BNY MELLON ASSET MANAGEMENT

Dreyfus

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
25	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus Growth and Income Fund, Inc.

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this semiannual report for Dreyfus Growth and Income Fund, Inc., covering the six-month period from November 1, 2008, through April 30, 2009.

The reporting period began with the equities market plummeting severely in late 2008,and rebounding over 20% by the end of the reporting period from dramatic March 2009 lows. In supporting the recent rally, investors apparently shrugged off more bad economic news: the unemployment rate surged to a 25-year high in April, and a 6.3% annualized contraction in economic growth over the fourth quarter of 2008 was followed by a further 6.1% economic contraction during the first quarter of 2009.Yet, the rebound between March 7 and April 30 proved to be one of the more robust in the history of the U.S. stock market.

These enormous swings have left investors wondering if the equities market is forecasting sustainable economic improvement, or whether these events represent what many call a bear market rally.We generally have remained cautious in the absence of real economic progress, but the market’s gyrations illustrate an important feature of many market rallies—when they begin to snap back, the rebounds are often quick and sharp, usually leaving most investors on the sidelines.That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current investment needs and future goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through April 30, 2009, as provided by John Bailer and Elizabeth Slover, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended April 30, 2009, Dreyfus Growth and Income Fund produced a total return of –7.90%.1This compares with the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), which produced a total return of –8.52% for the same period.2

Although a strong rally late in the reporting period helped boost the S&P 500 Index’s overall return, earlier economic instability produced substantial losses among large-capitalization stocks.The fund produced higher returns than the S&P 500 Index, primarily due to its reduced exposure to traditionally defensive stocks and an increased focus on stocks that tend to do well in the early stages of a new economic cycle.

The Fund’s Investment Approach

The fund seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk by normally investing primarily in domestic and foreign stocks. We choose stocks through a disciplined investment process that combines computer modeling techniques,bottom-up fundamental analysis and risk management. In selecting securities, we seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund’s strategy pertaining to income; value, or how a stock is priced relative to its perceived intrinsic worth; and healthy financial profile, which measures the financial wellbeing of the company.

Improved Investor Sentiment Lifted Market

A severe economic downturn and a persistent banking crisis caused the U.S. stock market to hemorrhage value during the final months of 2008. However, a new calendar year saw the federal government and Federal Reserve Board stage massive interventions to stimulate eco-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

nomic activity and re-energize credit markets, thereby bolstering investor confidence. Several positive economic and corporate earnings reports also led to renewed optimism, driving newly risk-tolerant investors away from traditional safe havens, lifting growth-oriented market indices and disrupting the downward market trend of 2008.

Shift from Defensive to Cyclical Stocks Supported Results

Our decision to position the fund for a market recovery proved beneficial during the reporting period, as solid stock selections in many traditionally cyclical market segments, including the consumer discretionary sector, buoyed the fund’s return. For example, electronics retailer Best Buy advanced due to the bankruptcy of a key competitor and stronger-than-expected sales in the first quarter of 2009. Retail giantThe Home Depot benefited from adroit execution by its management team and the apparent stabilization of housing-related trends.The fund also was supported by strong security selections in the financials area. Reduced exposure to some of the sector’s worst performers, including Citigroup, which was sold during the reporting period, and solid performance from holdings such as Moody’s Investors Service, which saw increased demand in its credit-rating business, boosted the fund’s relative performance.

In the energy sector, relatively light exposure to integrated energy producer Exxon Mobil aided performance as the conglomerate lagged during the reporting period. Lower inventory levels and pent-up demand lifted the returns of some information technology holdings. For example, Internet content delivery provider Akamai Technologies gained value due to strong contract levels, and wireless semiconductor manufacturers QUALCOMM and Broadcom benefited from strong sales trends in the cellular and smartphone markets.

However, our stock selection strategy also produced some disappointments in this challenging investment environment. Expectations of national health care reform, together with a move away from traditionally defensive investments, generally created headwinds for health care stocks. Missed earnings expectations and management credibility issues weighed on behavioral hospital operator Psychiatric Solutions, which was sold during the reporting period. McKesson suffered from a slowdown in its pharmaceutical distribution and health care information technology businesses, as well as renegotiations for more favorable pricing by some of the firm’s larger contract holders. Limited exposure to pharmaceutical developer Schering-Plough, whose stock price increased on merger-and-acquisition speculation, also impeded performance. An overweighted allocation to the traditionally defensive consumer staples area burdened the fund, as did a position in PepsiCo, whose acquisition bids for two of its bottling companies were not well received by the market. Finally, in the telecommunications services sector, an underweighted position inVerizon,which was sold during the reporting period,hindered performance as the company’s wireless business continued to fare well.

Positioned for a Market Reversal

Despite recent reports of ongoing economic weakness, we believe that the effects of a massive government stimulus program and better economic news in the future could extend the rally.We have positioned the fund for a continued rebound by tilting it away from defensive companies and toward what we believe are more economically sensitive businesses with strong business models, healthy balance sheets and adept leadership teams. Accordingly, we have emphasized information technology and consumer discretionary stocks, and we have continued to favor exploration-and-production and oil services firms over more heavily diversified energy conglomerates. We have maintained an underweighted position in telecommunications and utilities stocks, and we have avoided many financials companies, as we believe the full extent of the sector’s problems has not yet been fully revealed.

May 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through October 1, 2009, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s return would have been lower.
2	SOURCE: LIPPER INC. – Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Growth and Income Fund, Inc. from November 1, 2008 to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2009

Expenses paid per $1,000†	$ 5.43
Ending value (after expenses)	$921.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2009

Expenses paid per $1,000†	$ 5.71
Ending value (after expenses)	$1,019.14

† Expenses are equal to the fund’s annualized expense ratio of 1.14%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS April 30, 2009 (Unaudited)

Common Stocks—99.0%	Shares	Value ($)
Consumer Discretionary—11.6%
American Eagle Outfitters	110,540	1,638,204
Autoliv	58,660 [a]	1,447,142
Best Buy	24,280	931,866
Carnival	119,008 [a]	3,198,935
Gap	167,150	2,597,511
Home Depot	407,835	10,734,217
Johnson Controls	74,930 [a]	1,424,419
Kohl’s	41,010 [b]	1,859,804
Macy’s	226,390 [a]	3,097,015
News, Cl. A	368,620	3,044,801
O’Reilly Automotive	40,610 [b]	1,577,699
Omnicom Group	149,030	4,689,974
Ross Stores	27,380	1,038,797
Staples	70,700 [a]	1,457,834
Target	73,830	3,046,226
Time Warner	203,643 [a]	4,445,527
		46,229,971
Consumer Staples—11.3%
Cadbury, ADR	64,280	1,934,185
Coca-Cola Enterprises	66,180	1,129,031
Colgate-Palmolive	40,875	2,411,625
CVS Caremark	137,112	4,357,419
Kraft Foods, Cl. A	159,639	3,735,553
Lorillard	88,640 [a]	5,595,843
PepsiCo	209,798	10,439,549
Philip Morris International	279,885	10,131,837
Wal-Mart Stores	29,975	1,510,740
Walgreen	80,900 [a]	2,542,687
Whole Foods Market	71,680 [a]	1,485,926
		45,274,395

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy—12.0%
Cameron International	45,690 [b]	1,168,750
Chevron	138,407	9,148,703
Devon Energy	21,630	1,121,516
Exxon Mobil	53,702	3,580,312
Halliburton	123,620	2,499,596
Hess	42,704	2,339,752
Marathon Oil	115,370	3,426,489
Noble Energy	27,280	1,548,140
Occidental Petroleum	212,320	11,951,493
Southwestern Energy	74,590 [b]	2,674,797
Transocean	19,100 [b]	1,288,868
XTO Energy	205,440	7,120,550
		47,868,966
Financial—13.3%
Aflac	22,700	655,803
Ameriprise Financial	40,840	1,076,134
Bank of America	289,910	2,588,896
Chubb	36,030	1,403,369
Fidelity National Financial, Cl. A	82,560	1,496,813
Franklin Resources	100,080	6,052,838
Goldman Sachs Group	20,413 [a]	2,623,071
Invesco	241,400	3,553,408
JPMorgan Chase & Co.	357,305	11,791,065
Marsh & McLennan Cos.	62,830	1,325,085
MetLife	109,620	3,261,195
Moody’s	125,980 [a]	3,718,930
Morgan Stanley	84,620 [a]	2,000,417
Prudential Financial	36,800	1,062,784
State Street	69,370	2,367,598
Travelers Cos.	72,110	2,966,605
Wells Fargo & Co.	269,980 [a]	5,402,300
		53,346,311

Common Stocks (continued)	Shares	Value ($)
Health Care—12.1%
Alexion Pharmaceuticals	28,220 [a,b]	943,112
AmerisourceBergen	56,850	1,912,434
Amgen	63,860 [b]	3,095,294
Biogen Idec	31,800 [b]	1,537,212
Boston Scientific	164,350 [b]	1,382,184
Celgene	42,790 [b]	1,827,989
Cephalon	13,120 [a,b]	860,803
Covidien	25,801	850,917
Genzyme	29,870 [a,b]	1,592,967
Gilead Sciences	73,131 [b]	3,349,400
Life Technologies	36,553 [b]	1,363,427
McKesson	40,030	1,481,110
Medco Health Solutions	57,440 [b]	2,501,512
Merck & Co.	311,710	7,555,850
Owens & Minor	39,860 [a]	1,382,345
Pfizer	715,232	9,555,500
Schering-Plough	99,060	2,280,361
St. Jude Medical	53,540 [b]	1,794,661
UnitedHealth Group	38,910	915,163
Vertex Pharmaceuticals	42,230 [a,b]	1,301,529
Zimmer Holdings	22,590 [b]	993,734
		48,477,504
Investment Trusts—.1%
iShares Russell 1000 Growth Index Fund	14,990	579,214
Industrial—9.4%
Caterpillar	58,590 [a]	2,084,632
Cummins	67,120	2,282,080
Danaher	35,370 [a]	2,067,023
Dover	59,433	1,829,348
Eaton	56,170	2,460,246
General Electric	314,720 [a]	3,981,208
Honeywell International	96,980	3,026,746

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Illinois Tool Works	97,320 [a]	3,192,096
Lockheed Martin	38,870	3,052,461
Norfolk Southern	95,200	3,396,736
Paccar	71,000 [a]	2,516,240
Parker Hannifin	46,440	2,106,054
Union Pacific	48,581	2,387,270
United Parcel Service, Cl. B	24,210	1,267,151
Waste Management	65,641 [a]	1,750,645
		37,399,936
Information Technology—21.1%
Akamai Technologies	77,851 [a,b]	1,714,279
Alcatel-Lucent, ADR	416,800 [b]	1,042,000
Amphenol, Cl. A	41,060	1,389,470
Apple	55,957 [b]	7,041,069
Autodesk	89,010 [b]	1,774,859
Broadcom, Cl. A	114,346 [b]	2,651,684
Cisco Systems	124,088 [b]	2,397,380
Dolby Laboratories, Cl. A	55,540 [a,b]	2,228,820
Electronic Arts	83,104 [b]	1,691,166
EMC	240,320 [b]	3,011,210
Google, Cl. A	12,526 [b]	4,959,920
Hewlett-Packard	69,610	2,504,568
Intel	61,806	975,299
International Business Machines	69,140	7,135,939
Juniper Networks	132,140 [a,b]	2,860,831
Lam Research	73,250 [a,b]	2,042,210
Microsoft	547,079	11,083,821
Motorola	196,050	1,084,157
Nokia, ADR	373,820	5,285,815
Oracle	263,610	5,098,217
QUALCOMM	143,566	6,075,713
Symantec	66,060 [b]	1,139,535
Taiwan Semiconductor Manufacturing, ADR	173,260	1,831,358

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Texas Instruments	250,840	4,530,170
Visa, Cl. A	46,328 [a]	3,009,467
		84,558,957
Materials—3.2%
Air Products & Chemicals	12,980	855,382
Crown Holdings	42,220 [b]	930,951
E.I. du Pont de Nemours & Co.	92,080	2,569,032
Freeport-McMoRan Copper & Gold	72,852	3,107,138
Packaging Corp. of America	108,730 [a]	1,725,545
Potash Corp of Saskatchewan	13,190	1,140,803
Praxair	31,536	2,352,901
		12,681,752
Telecommunication Services—1.9%
AT & T	148,990	3,817,124
Metropcs Communications	85,870 [a,b]	1,467,518
Windstream	269,040	2,233,032
		7,517,674
Utilities—3.0%
Entergy	53,180	3,444,469
Exelon	42,290	1,950,838
FPL Group	28,920	1,555,607
NRG Energy	53,170 [a,b]	955,997
PG & E	27,920	1,036,390
Questar	97,830	2,907,508
		11,850,809
Total Common Stocks
(cost $401,578,347)		395,785,489

Other Investment—.6%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,383,000)	2,383,000 [c]	2,383,000

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—11.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $44,209,923)	44,209,923 [c]	44,209,923
Total Investments (cost $448,171,270)	110.7%	442,378,412
Liabilities, Less Cash and Receivables	(10.7%)	(42,925,411)
Net Assets	100.0%	399,453,001

ADR—American Depository Receipts
a All or a portion of these securities are on loan. At April 30, 2009, the total market value of the fund’s securities on loan is $43,771,756 and the total market value of the collateral held by the fund is $44,634,381, consisting of cash collateral of $44,209,923 and U.S. Government and agencies securities valued at $424,458.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	21.1	Industrial	9.4
Financial	13.3	Materials	3.2
Health Care	12.1	Utilities	3.0
Energy	12.0	Telecommunication Services	1.9
Money Market Investments	11.7	Investment Trusts	.1
Consumer Discretionary	11.6
Consumer Staples	11.3		110.7

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $43,771,756)—Note 1(b):
Unaffiliated issuers	401,578,347	395,785,489
Affiliated issuers	46,592,923	46,592,923
Cash		10,525
Receivable for investment securities sold		11,822,307
Dividends and interest receivable		493,445
Receivable for shares of Common Stock subscribed		108
Prepaid expenses		38,568
		454,743,365
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		298,195
Liability for securities on loan—Note 1(b)		44,209,923
Payable for investment securities purchased		10,537,423
Payable for shares of Common Stock redeemed		107,035
Accrued expenses		137,788
		55,290,364
Net Assets ($)		399,453,001
Composition of Net Assets ($):
Paid-in capital		610,610,062
Accumulated undistributed investment income—net		6,533
Accumulated net realized gain (loss) on investments		(205,370,736)
Accumulated net unrealized appreciation
(depreciation) on investments		(5,792,858)
Net Assets ($)		399,453,001
Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		43,148,835
Net Asset Value, offering and redemption price per share ($)		9.26

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $29,244 foreign taxes withheld at source):
Unaffiliated issuers	5,440,244
Affiliated issuers	8,275
Income from securities lending	69,222
Total Income	5,517,741
Expenses:
Management fee—Note 3(a)	1,463,044
Shareholder servicing costs—Note 3(b)	676,604
Professional fees	39,133
Directors’ fees and expenses—Note 3(c)	28,149
Prospectus and shareholders’ reports	25,377
Custodian fees—Note 3(b)	25,213
Registration fees	12,108
Loan commitment fees—Note 2	2,319
Miscellaneous	16,492
Total Expenses	2,288,439
Less—reduction in mamagement fee due to undertaking—Note 3(a)	(32,243)
Less—reduction in fees due to earnings credits—Note 1(b)	(29,066)
Net Expenses	2,227,130
Investment Income—Net	3,290,611
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(65,383,421)
Net unrealized appreciation (depreciation) on investments	24,466,259
Net Realized and Unrealized Gain (Loss) on Investments	(40,917,162)
Net (Decrease) in Net Assets Resulting from Operations	(37,626,551)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations ($):
Investment income—net	3,290,611	2,543,425
Net realized gain (loss) on investments	(65,383,421)	(138,920,821)
Net unrealized appreciation
(depreciation) on investments	24,466,259	(166,923,555)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(37,626,551)	(303,300,951)
Dividends to Shareholders from ($):
Investment income—net	(3,747,341)	(2,038,947)
Net realized gain on investments	—	(53,558,667)
Total Dividends	(3,747,341)	(55,597,614)
Capital Stock Transactions ($):
Net proceeds from shares sold	4,910,061	11,974,678
Dividends reinvested	3,545,504	53,222,612
Cost of shares redeemed	(26,532,378)	(66,658,970)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(18,076,813)	(1,461,680)
Total Increase (Decrease) in Net Assets	(59,450,705)	(360,360,245)
Net Assets ($):
Beginning of Period	458,903,706	819,263,951
End of Period	399,453,001	458,903,706
Undistributed investment income—net	6,533	463,263
Capital Share Transactions (Shares):
Shares sold	549,206	853,307
Shares issued for dividends reinvested	396,063	3,345,738
Shares redeemed	(3,021,503)	(4,716,669)
Net Increase (Decrease) in Shares Outstanding	(2,076,234)	(517,624)

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2009			Year Ended October 31,
	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	10.15	17.91	17.35	15.17	14.41	13.64
Investment Operations:
Investment income—net[a]	.07	.05	.10	.12	.22	.09
Net realized and unrealized
gain (loss) on investments	(.87)	(6.59)	2.57	2.21	.73	.78
Total from Investment Operations	(.80)	(6.54)	2.67	2.33	.95	.87
Distributions:
Dividends from
investment income—net	(.09)	(.04)	(.10)	(.15)	(.19)	(.10)
Dividends from net realized
gain on investments	—	(1.18)	(2.01)	—	—	—
Total Distributions	(.09)	(1.22)	(2.11)	(.15)	(.19)	(.10)
Net asset value, end of period	9.26	10.15	17.91	17.35	15.17	14.41
Total Return (%)	(7.90)[b]	(38.95)	16.97	15.44	6.63	6.36
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.17[c]	.99	.96	1.01	.99	1.03
Ratio of net expenses
to average net assets	1.14[c]	.99[d]	.96	1.01	.99[d]	1.03[d]
Ratio of net investment income
to average net assets	1.69[c]	.38	.59	.72	1.45	.66
Portfolio Turnover Rate	71.10[b]	131.78	74.43	123.60	72.21	48.04
Net Assets, end of period
($ x 1,000)	399,453	458,904	819,264	773,732	781,485	832,502

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Growth and Income Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company.The fund’s investment objective is to provide investors with long-term capital growth, current income and growth of income consistent with reasonable investment risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in
Securities	442,378,412	—	—	442,378,412
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

†	Other financial instruments include derivative instruments such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2009, The Bank of New York Mellon earned $29,667 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $132,581,527 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2008. If not applied, the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2008 was as follows: ordinary income $37,463,120 and long-term capital gains $18,134,494.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus managed funds in a $300 million unsecured line of credit provided by The Bank of New York Mellon (the “BNYM Facility”) primarily to be utilized for temporary or emergency purposes including the financing of redemptions. The

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

terms of the BNYM Facility limits the amount of individual fund borrowings. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the BNYM Facility. During the period ended April 30, 2009, the fund did not borrow under the BNYM Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Manager has agreed to waive receipt of a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average daily net assets until September 30, 2009.The reduction in management fee, pursuant to the undertaking, amounted to $32,243 during the period ended April 30, 2009.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2009, the fund was charged $303,076 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2009, the fund was charged $158,732 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2009, the fund was charged $29,066 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2009, the fund was charged $25,213 pursuant to the custody agreement.

During the period ended April 30, 2009, the fund was charged $2,394 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $241,821, custodian fees $21,824, chief compliance officer fees $2,793 and transfer agency per account fees $64,000, which are offset against an expense reimbursement currently in effect in the amount of $32,243.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2009, amounted to $279,124,950 and $292,652,776, respectively.

At April 30, 2009, accumulated net unrealized depreciation on investments was $5,792,858, consisting of $22,943,685 gross unrealized appreciation and $28,736,543 gross unrealized depreciation.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At April 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 3, 2009, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending March 30, 2010. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail, no-load, large-cap core funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional large-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted the fund’s average annual total return ranked in the third quartile of its Performance Group and the fourth quartile of its Performance Universe for the one-year period ended December 31, 2008. For other periods the fund’s performance was variously above and below the Performance Group and Performance Universe medians. The Board observed that new portfolio managers were assigned to the fund in January 2009 and that it was too soon to effectively evaluate their performance (which was not reflected in the Lipper presentation). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The fund’s contractual management fee was higher than the Expense Group median, and the fund’s actual management fee was lower than the Expense Group median but higher than the Expense Universe median.The fund’s expense ratio was slightly higher than the medians of the Expense Group and the Expense Universe. After discussions with the Board members, representatives of Dreyfus agreed that, through September 30, 2009, the fund would waive .10 of 1% of its management fee.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  While the Board was concerned with the fund’s relative perfor- mance, the Board noted Dreyfus’ efforts to improve its returns, including the appointment of new portfolio managers, and deter- mined to closely monitor performance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 29

# For More Information

**Dreyfus Growth and Income Fund, Inc.**
200 Park Avenue
New York, NY 10166

**Manager**
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

**Custodian**
The Bank of New York Mellon
One Wall Street
New York, NY 10286

**Transfer Agent & Dividend Disbursing Agent**
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

**Distributor**
MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

---

**Ticker Symbol:** DGRIX

---

**Telephone** 1-800-645-6561

**Mail** The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

**E-mail** Send your request to info@dreyfus.com

**Internet** Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

0010SA0409

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Growth and Income Fund, Inc.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	June 29, 2009

By:	/s/ James Windels
James Windels,
Treasurer

Date:	June 29, 2009

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)